SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2006 (March 27, 2006)

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 27, 2006, Resorts International Hotel, Inc. (“Resorts”), Colony RIH Holdings, Inc. (“Colony RIH”) and Audrey S. Oswell entered into a Separation Agreement. The Separation Agreement provides that Ms. Oswell’s employment with Resorts International Hotel, Inc. will terminate on May 1, 2006 (the “Effective Date”). On the Effective Date, Resorts will pay to Ms. Oswell, in addition to base salary through May 1, 2006, the sum of $201,604, representing the pro rata portion of her minimum annual bonus for 2006, accrued benefits and severance. In addition, Colony RIH will pay Ms. Oswell the sum of $350,000 in consideration for which Ms. Oswell will surrender and relinquish all rights to acquire common stock of Colony RIH. Also pursuant to the Separation Agreement, on the Effective Date Ms. Oswell and Resorts will execute and exchange a General Waiver and Mutual Release of Claims.

ITEM 1.02 Termination of a Material Definitive Agreement

On March 27, 2006, Audrey S. Oswell resigned, effective May 1, 2006, from her positions as President and Chief Executive Officer of Colony RIH Holdings, Inc., Resorts International Hotel and Casino, Inc., Resorts International Hotel, Inc., and New Pier Operating Company, Inc.

In connection with Ms. Oswell’s resignation, (i) the Employment Agreement dated October 1, 2001, as amended by a First Amendment to Employment Agreement dated as of June 17, 2004, between Ms. Oswell and Resorts International Hotel, Inc. and (ii) the Stock Option Agreement dated as of October 1, 2001, as amended by an Amendment to Stock Option Agreement dated as of June 17, 2004, between Ms. Oswell and Colony RIH Holdings, Inc. will be terminated effective as of May 1, 2006.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 27, 2006, Audrey S. Oswell resigned, effective May 1, 2006, from her positions as President and Chief Executive Officer of Colony RIH Holdings, Inc., Resorts International Hotel and Casino, Inc., Resorts International Hotel, Inc., and New Pier Operating Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: March 31, 2006	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: March 31, 2006	/s/ Mark B. Lefever
Mark B. Lefever
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)